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                        MFS(R) EMERGING MARKETS DEBT FUND

                      Supplement to the Current Prospectus



         The description of portfolio managers under the "Management of the Funds - Investment Adviser" section is hereby restated as follows:

Emerging  Markets  Debt Fund - The  portfolio  manager of the Fund is Matthew W.
                               Ryan, a Vice President of MFS. Mr. Ryan has been employed as a portfolio manager of the Fund since July 24, 1998 and as an analyst by the Adviser since April 1997. From July 1993 to
                               March 1997,  Mr.  Ryan  worked as an  economist
                               with   the  U.S.   Executive   Director's Office
                               of the International Monetary Fund. Mr. Ryan is also a Chartered Financial Analyst.












                The date of this Supplement is February 25, 1999.